UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 16, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road
Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 16, 2011, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc., entered into a Second Amendment to Purchase and Sale Agreement (the “Second Amendment”) with Eaglewood Villa, Ltd. and Woodland Manor, Ltd. (together “Eaglewood Sellers”), which amends the Purchase and Sale Agreement, dated August 15, 2011, and as amended October 19, 2011, between AdCare Holdings and the Eaglewood Sellers, pursuant to which AdCare Holdings or its assignee shall acquire certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising Woodland Manor (also known as Eaglewood Care Center), a 113 bed skilled nursing facility located in Springfield, Ohio and Eaglewood Village, a 80 bed assisted living facility also located in Springfield, Ohio, subject to the terms and conditions thereof (the “Eaglewood Purchase”).

The Second Amendment: (i) decreases the amount of the purchase price for the Eaglewood Purchase payable in cash at closing from $12.0 million to $7.5 million; and (ii) increases the principal amount of the promissory notes to be issued at closing in favor of the Eaglewood Sellers (the “Notes”) from $500,000 to $5.0 million.  After giving effect to the Second Amendment, the Notes will consist of: (x) a note in the amount of $500,000, repayable within 24 months following closing and bearing interest at the annual rate of 6.5% and (y) a note in the amount of $4.5 million, repayable within six months following closing and bearing interest at (1) an annual rate of 6.5% from closing to 59 days following closing; (2) an annual rate of 8.5% from 60 days following closing to 119 days following closing; and (3) an annual rate of 10.5% from 120 days following closing until repayment of the loan.

The foregoing description of the Second Amendment is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                             Exhibits.

2.1                                             Purchase and Sale Agreement, dated as of August 15, 2011, among Eaglewood Villa, Ltd., Woodland Manor, Ltd. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed August 15, 2011).

2.2                                             Amendment to Purchase and Sale Agreement, dated as of October 19, 2011, among Eaglewood Villa, Ltd., Woodland Manor, Ltd. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed October 19, 2011).

2.3                                             Second Amendment to Purchase and Sale Agreement, dated as of December 16, 2011, among Eaglewood Villa, Ltd., Woodland Manor, Ltd. and AdCare Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1                                 Purchase and Sale Agreement, dated as of August 15, 2011, among Eaglewood Villa, Ltd., Woodland Manor, Ltd. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed August 15, 2011).

2.2                                 Amendment to Purchase and Sale Agreement, dated as of October 19, 2011, among Eaglewood Villa, Ltd., Woodland Manor, Ltd. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed October 19, 2011).

2.3                                 Second Amendment to Purchase and Sale Agreement, dated as of December 16, 2011, among Eaglewood Villa, Ltd., Woodland Manor, Ltd. and AdCare Property Holdings, LLC.